UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): April 24, 2014

MARATHON PATENT GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54652	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2331 Mill Road, Suite 100 Alexandria, VA	22314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 232-1701

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A (the "Amendment") amends the Current Report of Marathon Patent Group, Inc.  (the "Company") on Form 8-K, as initially filed with the Securities and Exchange Commission (the "SEC") on April 30, 2014 (the "Original Report"). The purpose of this Amendment is to correct the amount of the warrants in the first paragraph of Item 1.01 of the Original Report from 15,000,000 to 1,153,846 to give  effect to the 13 for 1 reverse split  that was effectuated by the Company on July 18, 2013.

Item 1.01                      Entry into a Material Definitive Agreement.

On May 31, 2013, the Company issued an aggregate of 1,153,846 three (3) year warrants (the “Warrants”) to purchase half a share of the Common Stock as part of an unit that also included shares of Common Stock.

On April 20, 2014, the Company sent a letter (the “Warrant Amendment Letter”) to all the holders of the Warrants offering to reduce the exercise price of the Warrants from $6.50 per share to $5.75 per share, if the holders of the Warrants accepted the Company’s offer to exercise the Warrants in full for cash by April 22, 2014 (the "Expiration Date").  The Company subsequently extended the Expiration Date to April 24, 2014.

On April 24, 2014, one holder of Warrants, whom is an accredited investor, accepted the Company’s offer and thereby exercised his warrants, for gross proceeds to the Company of approximately $138,224.25. The Company expects to use such proceeds for general working capital and other purposes.

The foregoing is only a brief description of the Warrant Amendment Letter, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Warrant Amendment Letter taken together with the Warrants. The form of the Warrants is referenced as Exhibit 10.2 and the Warrant Amendment Letter is filed as Exhibit 4.1 to this Current Report on Form 8-K, and each is incorporated herein by reference.

Item 3.03                      Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2014, Mr. Richard Raisig resigned from his position as Chief Financial Officer of the Company. The resignation is not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  The Company has commenced a search to find a permanent replacement for Mr. Raisig.

The Company’s former Chief Financial Officer, John Stetson, will serve as Interim Chief Financial Officer until a permanent replacement is found.  Mr. Stetson has been the Managing Member of HS Contrarian Investments LLC since 2011 and the President of Stetson Capital Investments, Inc. since 2010.  Mr. Stetson was an Investment Analyst from 2008 to 2009 for Heritage Investment Group and worked in the division of Corporate Finance of Toll Brothers from 2007 to 2008.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
4.1	Form of Warrant Amendment Letter dated April 20, 2014 (Incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2014).
10.1	Form of Warrant (Incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 1, 2014
MARATHON PATENT GROUP, INC.

By:	/s/ Doug Croxall
Name: Doug Croxall
Title: Chief Executive Officer